EXHIBIT 99.1

Upland Software Reports Third Quarter 2016 Financial Results

AUSTIN, Texas, November 10, 2016 /PRNewswire/ -- Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management software, today reported its financial results for the third quarter ended September 30, 2016, and provided guidance for its fourth quarter of 2016.
Third Quarter 2016 Financial Highlights

•	Total revenue was $19.2 million, compared to $17.1 million in the third quarter of 2015, or year-over-year growth of 12%.

•	Subscription and support revenue was $17.0 million, compared to $14.1 million in the third quarter of 2015, or year-over-year growth of 21%.

•	Net loss was $2.4 million, compared to a net loss of $2.3 million in the third quarter of 2015.

•
Adjusted EBITDA was $3.6 million, compared to Adjusted EBITDA of $1.1 million in the third quarter of 2015, or year-over-year growth of 225%. A reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP measure, is provided in the financial tables that accompany this release.

•	Cash on hand as of the end of the third quarter was $17.5 million.

“Q3 was a record top-line quarter and saw strong growth in both recurring revenues and Adjusted EBITDA margins," said Jack McDonald, chairman and CEO of Upland Software. "We have now met or exceeded guidance in each of the nine quarters we've reported since going public, and, as our strong Q4 guidance demonstrates, our quarterly ramp in Adjusted EBITDA continues to gain steam."

Third Quarter 2016 Business Highlights
•Continued to focus on customer-driven innovation with major feature releases, including:

◦
Project and IT Management applications with improved analytics, reporting and usability through enhancements to our reporting wizards and administration platform, and integration via Upland Integration Manager (UIM), which allows both intra-Upland and third-party enhanced integration.

◦
Workflow Automation applications with enhanced integration capabilities leveraging UIM, improved training capabilities, and a new supply chain management module to serve specific needs of our manufacturing customers.

◦	Digital Engagement applications, with enhancements to the underlying product platform, improved performance, expanded message scheduling features, and enhanced bi-lingual support.

•	Expanded over 125 existing customer relationships, including 8 major expansions, and added 90 new customer relationships, including 9 major accounts.

•
Launched the Upland Premier Success program.  This program, which is available in three levels (Standard, Gold and Platinum), includes communications, support, services, training and tailored options designed to deliver Upland's goal of 100% Customer Success and build long-term, sustainable customer relationships.

Business Outlook
For the quarter ending December 31, 2016, Upland expects reported total revenue to be in the range of $18.5 million to $19.3 million including subscription and support revenue in the range of $16.6 million to $17.2 million, for growth in recurring revenue of 15% at the mid-point over the quarter ended December 31, 2015. Adjusted EBITDA is expected to be in the range of $3.7 million to $4.3 million, for an Adjusted EBITDA margin of 21% at the mid-point, representing growth of 104% at the mid-point over the quarter-ended December 31, 2015.

For the full year ending December 31, 2016, Upland expects reported total revenue to be in the range of $73.9 million to $74.7 million including subscription and support revenue in the range of $65.1 million to $65.7 million, for growth in recurring revenue of 14% at the mid-point over the year ended December 31, 2015.

Adjusted EBITDA is expected to be in the range of $12.1 million to $12.7 million, for an Adjusted EBITDA margin of 17% at the mid-point, representing growth of 181% at the mid-point over the year ended December 31, 2015.

Conference Call Details
Upland's executive team will host a live conference call and webcast at 5:00 p.m. Eastern Time today to review Upland's financial results and outlook for the business. The conference call may be accessed within North America by dialing 1.888.684.7501 and outside of North America by dialing 1.925.418.7884, referencing conference code 49678948. The conference call will be simultaneously webcast on the Company's investor relations website, which can be accessed at investor.uplandsoftware.com. This webcast will contain forward-looking statements and other material information regarding Upland's financial and operating results.
Following completion of the live call, a recorded replay of the webcast will be available on Upland's website at investor.uplandsoftware.com. A replay of the conference call will be available as of 8:30 p.m. Eastern Time on November 10, 2016 through 11:59 p.m. Eastern Time on November 25, 2016 at investor.uplandsoftware.com.
About Upland Software
Upland Software (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects, professional workforce and IT investments, automate document-intensive business processes and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 2,000 customers and over 235,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share, and constant currency revenue.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.
Upland defines non-GAAP net income (loss) as net income (loss), calculated in accordance with GAAP, plus discontinued operations, plus the impact of amortization of purchased intangible assets, amortization debt discount, stock-based compensation expenses, acquisition-related costs, nonrecurring litigation expenses, purchase accounting adjustments for deferred revenue, nonrecurring provision for income tax, and the related tax effect of the adjustments above.
Upland's earnings press releases containing such non-GAAP reconciliations can be found on the Investor Relations section of Upland's website at investor.uplandsoftware.com.

Forward-looking Statements
This release contains forward-looking statements which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may" or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K and our recent Quarterly Report on Form 10-Q filed with the SEC. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

###
Investor Relations Contact:
Mike Hill
Upland Software
512.960.1031
investor-relations@uplandsoftware.com

Media Contact:
Kaley Ganino
Upland Software
512.960.1010
media@uplandsoftware.com

Upland Software, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue:
Subscription and support	$17,029	$14,129	$48,490	$42,474
Perpetual license	332	540	1,108	2,197
Total product revenue	17,361	14,669	49,598	44,671
Professional services	1,880	2,436	5,795	7,640
Total revenue	19,241	17,105	55,393	52,311
Cost of revenue:
Subscription and support	5,747	4,771	16,607	14,344
Professional services	1,045	1,677	3,775	5,317
Total cost of revenue	6,792	6,448	20,382	19,661
Gross profit	12,449	10,657	35,011	32,650
Operating expenses:
Sales and marketing	3,097	2,929	9,119	9,907
Research and development	3,737	3,852	11,701	11,930
Refundable Canadian tax credits	(115)	(115)	(340)	(358)
General and administrative	4,670	4,494	13,340	14,327
Depreciation and amortization	1,322	1,130	4,270	3,207
Acquisition-related expenses	1,047	176	4,855	1,081
Total operating expenses	13,758	12,466	42,945	40,094
Loss from operations	(1,309)	(1,809)	(7,934)	(7,444)
Other expense:
Interest expense, net	(709)	(462)	(1,932)	(1,385)
Other expense, net	(64)	137	(1,105)	(387)
Total other expense	(773)	(325)	(3,037)	(1,772)
Loss before provision for income taxes	(2,082)	(2,134)	(10,971)	(9,216)
Provision for income taxes	(308)	(190)	(569)	(185)
Loss from operations	(2,390)	(2,324)	(11,540)	(9,401)
Net loss	$(2,390)	$(2,324)	$(11,540)	$(9,401)
Net loss attributable to common shareholders	$(2,390)	(2,324)	$(11,540)	(9,401)
Net loss per common share:
Net loss per common share, basic and diluted	$(0.14)	$(0.16)	$(0.71)	$(0.63)
Weighted-average common shares outstanding, basic and diluted	16,702,062	14,934,796	16,339,983	14,882,893

Upland Software, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2016	December 31, 2015
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$17,480	$18,473
Accounts receivable, net of allowance	14,679	13,972
Prepaid and other	2,282	2,603
Total current assets	34,441	35,048
Canadian tax credits receivable	1,751	2,018
Property and equipment, net	5,588	6,001
Intangible assets, net	31,217	31,526
Goodwill	68,441	47,422
Other assets	440	399
Total assets	$141,878	$122,414
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,598	$2,548
Accrued compensation	2,165	2,441
Accrued expenses and other	4,571	5,173
Deferred revenue	23,134	19,931
Due to sellers	5,728	2,409
Current maturities of notes payable	1,490	1,500
Total current liabilities	39,686	34,002
Commitments and contingencies (Note 9)
Canadian tax credit liability to sellers	405	368
Notes payable, less current maturities	35,937	22,366
Deferred revenue	139	8
Noncurrent deferred tax liability, net	3,189	2,818
Other long-term liabilities	2,416	2,582
Total liabilities	81,772	62,144
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	123,409	112,447
Accumulated other comprehensive loss	(2,875)	(3,289)
Accumulated deficit	(60,430)	(48,890)
Total stockholders’ equity	60,106	60,270
Total liabilities and stockholders’ equity	$141,878	$122,414

Upland Software, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2016	2015
Operating activities
Net loss	$(11,540)	$(9,401)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,499	6,077
Deferred income taxes	251	450
Foreign currency re-measurement (gain) loss	(222)	779
Non-cash interest and other expense	196	312
Non-cash stock compensation expense	2,664	1,990
Loss on disposal of business	686	—
Changes in operating assets and liabilities, net of purchase business combinations:
Accounts receivable	310	3,689
Prepaids and other	820	1,097
Accounts payable	(126)	40
Accrued expenses and other liabilities	(828)	(2,069)
Deferred revenue	1,425	(1,293)
Net cash provided by operating activities	1,135	1,671
Investing activities
Purchase of property and equipment	(886)	(461)
Purchase of customer relationships	(408)	(372)
Purchase business combinations, net of cash acquired	(11,846)	(2,714)
Net cash used in investing activities	(13,140)	(3,547)
Financing activities
Payments on capital leases	(1,320)	(767)
Proceeds from notes payable, net of issuance costs	14,925	24,088
Payments on notes payable	(1,560)	(23,592)
Issuance of common stock, net of issuance costs	197	62
Additional consideration paid to sellers of businesses	(1,484)	(9)
Net cash provided by (used in) financing activities	10,758	(218)
Effect of exchange rate fluctuations on cash	254	(200)
Change in cash and cash equivalents	(993)	(2,294)
Cash and cash equivalents, beginning of period	18,473	30,988
Cash and cash equivalents, end of period	$17,480	$28,694
Supplemental disclosures of cash flow information:
Cash paid for interest	$1,707	$1,108
Cash paid for taxes	$518	$327
Noncash investing and financing activities:
Equipment acquired pursuant to capital lease obligations	$802	$1,796
Issuance of common stock in business combination	$8,100	$—

Upland Software, Inc.
Reconciliation of Net loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Reconciliation of Net loss to Adjusted EBITDA:
Net Loss	$(2,390)	$(2,324)	$(11,540)	$(9,401)
Add:
Depreciation and amortization expense	2,424	2,037	7,499	6,077
Interest expense, net	709	462	1,932	1,385
Other expense (income), net	64	(137)	1,105	387
Provision for (benefit from) income taxes	308	190	569	185
Stock-based compensation expense	1,100	655	2,664	1,990
Acquisition-related expense	1,047	176	4,855	1,081
Nonrecurring litigation expense	—	—	25	371
Purchase accounting deferred revenue discount	313	41	1,245	238
Adjusted EBITDA	$3,575	$1,100	$8,354	$2,313

Upland Software, Inc.
Reconciliation of Net Loss to Non-GAAP net income (loss)
(Unaudited, in thousands except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Reconciliation of Net Loss to Non-GAAP net income (loss):
Net loss	$(2,390)	$(2,324)	$(11,540)	$(9,401)
Add:
Stock-based compensation expense	1,100	655	2,664	1,990
Amortization of purchased intangibles	1,781	1,535	5,629	4,450
Amortization of debt discount	67	66	196	318
Acquisition-related expense	1,047	176	4,855	1,081
Nonrecurring litigation expense	—	—	25	371
Purchase accounting deferred revenue discount	313	41	1,245	238
Tax effect of adjustments above	(81)	(92)	(240)	(444)
Non-GAAP net income (loss)	$1,837	$57	$2,834	$(1,397)

Weighted average ordinary shares outstanding - basic	16,702,062	14,934,796	16,339,983	14,882,893
Weighted average ordinary shares outstanding - diluted	17,250,700	15,280,666	16,721,515	15,193,196
Non-GAAP earnings (loss) per share - basic	0.11	—	0.17	$(0.09)
Non-GAAP earnings (loss) per share - diluted	0.11	—	0.17	na

Upland Software, Inc.
Supplemental Financial Information
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Stock-based compensation:
Cost of revenue	13	18	28	34
Sales and marketing	21	5	66	55
Research and development	38	69	80	189
General and administrative	1,028	563	2,490	1,712
Total	$1,100	$655	$2,664	$1,990

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Depreciation:
Cost of revenue	$472	$386	$1,383	$1,295
Operating expense	171	116	487	331
Total	$643	$502	$1,870	$1,626

Amortization:
Cost of revenue	$630	$521	$1,846	$1,575
Operating expense	1,151	1,014	3,783	2,876
Total	$1,781	$1,535	$5,629	$4,451